MEDIA RELEASE

Exhibit 99.1

Rocket Lab Announces Board Change

Long Beach, CA, April 18, 2024 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab” or “the Company”) today announced that after 11 years of dedicated service, Dr. Sven Strohband will not stand for re-election to the Company’s Board of Directors at the 2024 Annual Meeting of Stockholders.

Dr. Strohband has served as a member of Rocket Lab's Board of Directors since 2013. As Managing Director at venture capital firm Khosla Ventures, he is a seasoned venture capital investor and deep tech leader who previously led technical diligence for six years at Mohr Davidow Ventures, and also led technical projects at Stanford and the Electronics Research Lab of Volkswagen.

“Sven has shown Rocket Lab unwavering commitment since our fledging days, serving as a trusted voice offering invaluable insight and support through critical milestones including funding rounds, our first Electron launch, NASDAQ listing, expansion into space systems and everything in between,” said Rocket Lab founder and CEO Peter Beck. “While we’ve always known the time would come for Sven to tackle new projects, I’m immensely grateful to have had him at our side for more than a decade. I know he will be cheering us on as we continue our growth trajectory, supported by a strong board stacked with formidable talent and experience.”

“The first time we met Peter in 2013, we knew he was a once-in-a-generation entrepreneur and could not wait to back his powerful vision to make space accessible. He fit into our philosophy of betting early on bold and impactful companies, and we led the Series A investment and have been involved in every round leading to Rocket Lab’s public listing,” said Sven Strohband. “Over the years, I have been fortunate to work with Peter and his team and have been wowed by what they have accomplished. Rocket Lab is the coolest company I have been involved with and am their biggest fan. I can’t wait to see what they do next.”

Dr. Strohband will continue to serve on Rocket Lab’s board until the 2024 Annual Meeting of Stockholders to be held on June 12, 2024.

+ Rocket Lab Media Contact

Morgan Bailey

media@rocketlabusa.com

+ About Rocket Lab

Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, satellite manufacture, spacecraft components, and on-orbit management solutions that make it faster, easier, and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle, the Photon satellite platform, and the Company is developing the large Neutron launch vehicle for constellation deployment. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered 180+ satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s Photon spacecraft platform has been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand and a third launch pad in Virginia. To learn more, visit www.rocketlabusa.com.

rocketlabusa.com | media@rocketlabusa.com

MEDIA RELEASE

+ Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the growth of our business and business strategy are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.rocketlabusa.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

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